UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2022

XPERI HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39304	84-4734590
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employee Indemnification No.)

3025 Orchard Parkway
San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

(408) 321-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $0.001 per share)	XPER	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 28, 2022, Xperi Holding Corporation (the “Company”) issued a press release announcing the appointment of directors and certain officers to Adeia (“Adeia”), the Company’s IP licensing business, in connection with the previously-announced spin-off (the “Spin-Off”) of the Company’s product business, Xperi Inc. (“Xperi Inc.”), a wholly owned subsidiary of the Company, expected to occur on October 1, 2022. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Board of Directors

Effective as of the completion of the Spin-Off, each of Darcy Antonellis, Laura J. Durr, David Habiger, Jon Kirchner and Christopher A. Seams will resign from their positions as members of the Company’s board of directors (the “Board”), as well as their respective positions as members of various committees thereof, to serve on the board of directors of Xperi Inc., which will be an independent publicly traded company after the completion of the Spin-Off. None of the resigning directors will enter into any agreements with the Company in connection with their resignations. In connection with such director resignations, the Board will reduce its size from eight (8) members to five (5) members and will appoint Paul E. Davis and V. Sue Molina to the Board. Ms. Molina will be the Chair of the Audit Committee and a member of the Compensation Committee. Dan Moloney, Raghavendra Rau, and Tonia O’Connor will continue as members of the Board of the Company. Mr. Moloney will serve as chair of the Board and Compensation Committee and a member of the Nominating and Governance Committee, Mr. Rau will serve as chair of the Nominating and Governance Committee and a member of the Audit Committee, and Ms. O’Connor will serve as a member of the Audit, Compensation, and Nominating and Governance Committees.

Director Compensation

In connection with her appointment to the Board, Ms. Molina will participate in Adeia’s non-employee director compensation program. Pursuant to the program, Adeia will pay each of its non-employee directors an annual retainer of $50,000, payable in equal quarterly installments over the course of each year of a director’s service on the Board. In connection with Ms. Molina’s appointment to the Audit Committee as the Chair of the Audit Committee and her appointment to the Compensation Committee, she will also receive additional annual retainers of $25,000 and $8,000, respectively, payable in equal quarterly installments over the course of each year of her service as the Chair of the Audit Committee and her service as a member of the Compensation Committee. Adeia will also reimburse all non-employee directors for reasonable expenses related to Board or committee meetings. Upon each annual meeting of Adeia’s stockholders, each of Adeia’s non-employee directors will receive restricted stock units covering shares of Adeia’s common stock under its stockholder-approved equity plan. The number of shares of common stock subject to the restricted stock unit award will be determined by dividing (1) $190,000 by (2) the fair market value per share of Adeia’s common stock on the date of grant. A non-employee director who is initially appointed between annual stockholder meetings will receive a restricted stock unit award on the date of his or her initial appointment to the Board equal to the pro-rated amount of the annual grant. Annual restricted stock unit awards (or any pro-rated grants for directors initially appointed between annual meetings) will vest on the earlier to occur of the first anniversary of the date of grant or the next annual meeting of the stockholders.

Mr. Davis will not receive any additional compensation for his service on the Board.

Executive Officers

Effective as of the completion of the Spin-Off, (i) Jon Kirchner will resign from his position as the Company’s Chief Executive Officer, (ii) Robert Andersen will resign from his position as the Company’s Chief Financial Officer, (iii) Geir Skaaden will resign from his position as the Company’s Chief Products and Services Officer and (iv) Matt Milne will resign from his position as the Company’s Chief Revenue Officer. None of the resigning executive officers will enter into any agreements with the Company in connection with their resignations.

In addition, effective as of the completion of the Spin-Off, the persons set forth in the table below will be appointed to the offices of Adeia set forth beside each person’s name:

Name	Age	Position
Paul E. Davis	47	Chief Executive Officer and President
Keith Jones	51	Chief Financial Officer

Paul E. Davis is the former Chief Legal Officer of Xperi Holding Corporation. He served as General Counsel and Corporate Secretary of Xperi Corporation, the predecessor to Xperi Holding Corporation, prior to the merger with TiVo Corporation in 2020. Mr. Davis joined the company in 2011 and in 2013 was promoted to Senior Vice President, General Counsel and Corporate Secretary of Tessera Technologies, Inc., the predecessor to Xperi Corporation before the acquisition of DTS, Inc. in 2016. Before joining the Company, he was an attorney at Skadden, Arps, Slate, Meagher & Flom LLP, where his practice focused on mergers and acquisitions, corporate securities matters and corporate governance. Mr. Davis holds a Juris Doctor from the University of California, Hastings College of the Law and B.A. degrees in history and political science from the University of California, San Diego.

Keith Jones is the former Vice President of Finance and Interim Chief Financial Officer at Rambus Inc. where he was responsible for the global finance organization, including financial management, planning, tax, treasury, controls, and reporting. Previously, he served as the Chief Accounting Officer, Corporate Controller and Vice President of Finance for Rambus. Prior to joining Rambus, he served as the World-Wide Corporate Controller, Vice President of Finance and the Principal Accounting Officer at ShoreTel Inc., prior to its acquisition by Mitel Networks Corporation. At ShoreTel, Mr. Jones oversaw the reporting, controls and treasury-related activities of the company. Prior to that, he served as the Chief Financial Officer and Vice President of Finance at PDF Solutions, Inc. overseeing the overall financial management of the company including planning, tax, treasury, controls, reporting and merger and acquisition related activity. Mr. Jones has held numerous senior leadership positions at various technology companies including Interwoven and e-Time Capital, and he started his career as an Audit Manager with Deloitte and Touche. He holds a Bachelor of Science in business administration with an emphasis in accounting from California State University, Fresno. He is a Certified Public Accountant (inactive) in the state of California.

Executive Compensation

There are no changes to the existing compensatory arrangements in connection with Mr. Davis’ appointment as the Company’s Chief Executive Officer and President and Mr. Jones’ appointment as the Company’s Chief Financial Officer.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated September 28, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XPERI HOLDING CORPORATION

Date: September 28, 2022	By:	/s/ Robert Andersen
	Name:	Robert Andersen
	Title:	Chief Financial Officer